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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all reference to our Firm) included in or made a part of this Registration Statement File No. 333-00245 on Form S-6 for Hartford Life Insurance Company Separate Account Five.



                                                /s/ Arthur Andersen LLP

Hartford, Connecticut
November 25, 1996